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                                  EXHIBIT 10.86


                                WARRANT AGREEMENT


THIS AGREEMENT, made as of the 21st day of October, 1998, by and between Financial Performance Corporation, a New York corporation having an address at 335 Madison Avenue, New York, New York 10017, (hereinafter referred to as the "Corporation") and each of the persons set forth on Schedule A annexed hereto and made a part hereof (hereinafter collectively referred to as the "Warrant Holders" and each as a "Warrant Holder").

                              W I T N E S S E T H:

Whereas, the Corporation has determined to issue and deliver to the Warrant Holders warrants to purchase the Corporation's common stock (the "Warrants") entitling the holder(s) thereof to purchase an aggregate of five hundred fifty thousand (550,000) shares of the common stock of the Corporation (hereinafter, the "Shares");

Whereas, the Corporation desires to provide for the form and provisions of the Warrants, the terms upon which they will be issued and may be exercised, and the respective rights, limitations of rights and immunities of the Corporation and the Warrant Holders;

Whereas, the Corporation desires to make the Warrants, when executed on behalf of the Corporation, the valid, binding and legal obligation of the Corporation, and has done and performed all acts and things necessary to make the Warrants the valid, binding and legal obligations of the Corporation; and

Whereas, the Corporation desires to act on its own behalf in connection with the issuance, registration, transfer and exchange of the Warrants, the issuance of certificates representing the Warrants and the exercise of the Warrants, except to the extent that the Corporation's transfer agent may be required to issue the Shares.

Now, therefore, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Corporation and the Warrant Holder agree as follows:

1. ISSUANCE OF WARRANTS. The Warrants are dated as of October 21, 1998 and evidence the right of the Warrant Holders to purchase the Shares. For purposes of this Agreement, "common stock" of the Corporation shall be defined as any and all shares of common stock of the Corporation, whether now or hereafter authorized or issued, shares issued by way of dividend or upon an increase, reduction, substitution or reclassification of common stock, and upon any merger, consolidation or reorganization of the Corporation. Each Warrant shall be duly executed on behalf of the Corporation by the President or a Vice President of the Corporation and by the Secretary or Assistant Secretary of the Corporation. If any officer whose signature has been placed upon any of the Warrants ceases to be that officer before any of the Warrants are issued, the Warrants may be issued with the same effect as if the officer had not ceased to be that officer on the date of issuance.

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2. WARRANT PRICE AND DURATION OF THE WARRANTS. The Warrants may be exercised from time to time and at any time, in whole or in part, from and after the date of issuance through October 31, 2001 ("Warrant Expiration Date"), except that if notice has been given as provided in subsection 5(a) below in connection with the liquidation, dissolution or winding up of the Corporation, the right to exercise the Warrants shall expire on the date specified in such notice as the record date for determining holders of stock of the Corporation entitled to receive any distribution upon the liquidation, dissolution or winding up of the Corporation. The Warrants shall entitle the Warrant Holders to purchase the Shares at the price of fifty cents ($0.50) per share (the "Warrant Price"), subject to adjustment as set forth in Section 4 below. Each of the Warrants shall entitle a Warrant Holder to purchase one (1) of the Shares at the Warrant Price, subject to adjustment as set forth in Section 4 below.

3.       EXERCISE OF WARRANTS.

(a) The Warrants may be exercised by surrendering the original Warrant at the office of the Corporation and by delivering to the Corporation a duly completed and executed exercise form substantially in the form attached to the Warrant, together with the Warrant Price for each full share of Common Stock as to which the Warrants are exercised. The Warrant Price shall be paid in cash or by certified or official bank check payable to the order of the Corporation.

(b) In addition to the method of payment set forth in subsection 3(a) above and in lieu of any cash payment required thereunder, the Warrant Holder shall have the right, at any time and from time to time, to exercise the Warrants, in whole or in part, by means of a "cashless exercise" pursuant to which the Warrant Holder may surrender the original Warrant together with the exercise notice in the manner specified in subsection 3(a) above without payment of the Warrant Price, in exchange for the number of shares of Common Stock equal to the product of (x) the number of shares of Common Stock as to which the Warrants are being exercised multiplied by (y) a fraction, the numerator of which is the Market Price (as defined in subsection 3(g) below) of the Common Stock less the Exercise Price and the denominator of which is the Market Price of the Common Stock. For the purposes of this Section 3, Market Price shall be calculated either (i) on the trading day immediately preceding the date on which the exercise form is delivered to the Corporation as set forth in subsection 3(a) above (the "Notice Date") or (ii) as the average of the Market Prices for each of the five (5) trading days immediately preceding the Notice Date, whichever of
(i) or (ii) is higher.

(c) Upon the exercise of any of the Warrants, the Corporation shall, as promptly as practicable (but in no event more than seven (7) business days after exercise) issue and deliver to the Warrant Holder a certificate or certificates for the number of full shares of Common Stock to which the Warrant Holder is entitled, registered in the name or names specified by the Warrant Holder, and cash with respect to any remaining fractional interest in a share as set forth in subsection 3(d) below. If the Warrants are not exercised in full (except with respect to a remaining fraction of a share), the Corporation shall also issue and deliver new Warrants for the number of shares (including fractional shares) as to which the Warrants have not been exercised.

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(d) The Corporation shall not be required to issue fractional shares upon the exercise of the Warrants. If the Warrant Holder exercises the purchase rights under the Warrants in a manner that leaves the right to purchase a fraction of a share unexercised, the Corporation shall purchase the fractional interest for an amount in cash equal to the then current market value of the fractional interest, computed on the basis of the average closing bid and asked prices of its shares of Common Stock on the date of exercise as furnished to the Corporation by any member or member firm of a registered national securities exchange or, if the Common Stock is not then being publicly traded, on another reasonable basis determined by the Corporation.

(e) All of the Shares issued upon the exercise of the Warrants shall be duly and validly issued, fully paid and nonassessable and the Corporation shall pay all documentary, stamp or other taxes and governmental charges in connection with the issuance of the Warrants and the issuance or delivery of any Shares upon exercise of the Warrants. In addition, upon issuance, the Shares shall be free and clear of any and all liens, encumbrances, adverse interests, claims, charges, levies, restrictions, agreements and taxes of any nature whatsoever except only for applicable restrictions under state and federal securities laws with regard to the transfer of the Warrants and the Shares.

(f) Each person in whose name any certificate or certificates for shares of Common Stock is issued shall for all purposes be deemed to have become the holder of record of such shares on the date on which the Warrants were surrendered in connection with the exercise of the Warrants and payment of the Warrant Price was tendered, irrespective of the date of delivery of the certificate or certificates, except that if the date of surrender and payment is a date when the stock transfer books of the Corporation are closed, a person shall be deemed to have become the holder of the Shares at the close of business on the immediately preceding date on which the stock transfer books are open.

(g) For purposes of this Section 3, the Market Price for a specified date shall mean the amount per share of the Common Stock equal to (i) the last reported sale price of the Common Stock on such date or, in case no such sale takes place on such date, the average of the closing bid and asked prices of the Common Stock on such date, in either case as officially reported on the principal national securities exchange on which such Common Stock is then listed or admitted for trading, or (ii) if such Common Stock is not then listed or admitted for trading on any national securities exchange but is designated as a national market system security by the NASD, the last reported trading price of the Common Stock on such date, or (iii) if there shall have been no trading on such date or if the Common Stock is not so designated, the average of the closing bid and asked prices of the Common Stock on such date as shown by the NASD automated quotation system, or (iv) if such Common Stock is not then listed or admitted for trading on any national exchange or quoted in the over-the-counter market, the higher of (x) the book value thereof as determined by any firm of independent public accountants of recognized standing selected by the Board of Directors of the Corporation as of the last day of any month ending within 60 days preceding the date as of which the determination is to be made and (y) the fair value thereof (as of a date which is within 20 days of the date as of which the determination is to be made) determined in good faith by the Board of Directors of the Corporation.


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4.       ADJUSTMENTS IN WARRANT PRICE AND SHARES.

(a) CHANGE IN CLASS OF SHARES. If, at any time or from time to time, the Corporation, by stock dividend, stock split, subdivision, reverse split, consolidation, reorganization, reclassification of shares, or otherwise, changes as a whole its outstanding Common Stock into a different class of shares, the class of shares into which the Common Stock has been changed shall replace the Common Stock for the purposes of the Warrants so that the Warrant Holder shall be entitled to receive, and shall receive upon the exercise of the Warrants, shares of the class of stock into which the Common Stock has been changed.

(b) STOCK DIVIDENDS AND SPLIT-UPS. If at any time or from time to time, the number of outstanding shares of Common Stock of the Corporation is increased by a stock dividend payable in shares of Common Stock or by a stock split or subdivision of Common Stock, or otherwise, then, on the day following the date fixed for the determination of holders of Common Stock entitled to receive the stock dividend or split-up, the number of Shares issuable on the exercise of each Warrant shall be increased in proportion to the increase in outstanding shares of Common Stock and the then applicable Warrant Price shall be correspondingly decreased.

(c) AGGREGATION OF SHARES. If at any time or from time to time, the number of outstanding shares of Common Stock of the Corporation is decreased by a reverse split, consolidation or reclassification of shares of Common Stock, or otherwise, then, after the effective date of the reverse split, consolidation or reclassification, the number of Shares issuable on exercise of each Warrant shall be decreased in proportion to the decrease in outstanding shares of Common Stock and the then applicable Warrant Price shall be correspondingly increased.

(d) SPECIAL STOCK DIVIDENDS. If at any time or from time to time, shares of any class of stock of the Corporation (other than Common Stock) are issued by way of a stock dividend on outstanding Common Stock, then, commencing with the day following the date fixed for the determination of holders of Common Stock entitled to receive the stock dividend, in addition to any shares of Common Stock receivable upon exercise of the Warrants, the Warrant Holder shall upon exercise of the Warrants be entitled to receive, as nearly as practicable, the same number of shares of dividend stock, plus any shares issued upon any subsequent change, replacement, subdivision, or combination of the stock dividend, to which the Warrant Holder would have been entitled if the Warrants would have been exercised immediately prior to the stock dividend. No adjustment in the Warrant Price shall be made by virtue of the happening of any event specified in this Subsection 4(d).

(e) MERGER, CONSOLIDATION AND SALE. If at any time, a consolidation or merger of the Corporation with or into another corporation (other than a consolidation or merger in which the Corporation is the continuing corporation and which does not result in any reclassification or change of outstanding shares issuable upon exercise of the Warrants), or sale or transfer of all or substantially all of its assets to another corporation, is effective, then, as a condition of the consolidation, merger or sale, the holder(s) of the Warrants then outstanding shall have the right to exercise the Warrants for the kind and amount of shares and other securities and property receivable upon the consolidation, merger, sale or transfer by a holder of the number of shares of Common Stock which might have been purchased upon exercise of the Warrants immediately prior to the consolidation, merger, sale or transfer and provision shall be made whereby the Warrant Holder after the transaction shall have the right to purchase and receive, upon the basis

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and upon the terms and conditions specified in the Warrants, the same number of shares purchasable immediately prior to the transaction upon the exercise of the rights represented by the Warrants. The Corporation shall not effect any consolidation, merger, transfer or sale unless, prior to the consummation of the transaction, the successor corporation (if other than the Corporation) resulting from the consolidation or merger, or the corporation purchasing the assets of the Corporation, assumes by written instrument executed and delivered to the Warrant Agent and the Warrant Holder the obligation to deliver to the Warrant Holder the shares of stock in accordance with the preceding sentence.

(f) PRE-EMPTIVE OR OTHER RIGHTS. If at any time prior to the exercise of all of the Warrants, the Corporation offers any shares of its Common Stock to the holders of its Common Stock as a class for subscription in accordance with the preemptive or other rights of those stockholders, the Warrant Holder shall be entitled to subscribe for the same number of shares of Common Stock as the Warrant Holder would have been entitled to purchase, upon exercising the Warrants and becoming a stockholder of the Corporation, immediately prior to the record or effective date with respect to the preemptive or other rights.

(g) DISTRIBUTION OF ASSETS. If at any time after the date of this Agreement, the Corporation makes any distribution of its assets upon or with respect to its shares of Common Stock as a liquidating or partial liquidating dividend (other than upon a liquidation, dissolution or winding up of the Corporation as provided for in Subsection 5(a) below, or other than as a cash dividend payable out of earnings or any surplus legally available for dividends), the holder(s) of the Warrants then outstanding shall, upon exercise of the Warrants after the record date of distribution or in the absence of a record date, after the date of distribution, receive, in addition to the shares subscribed for, the amount of the assets or a sum equal to the value of the assets at the time of the distribution, which would have been distributed to the holder if the Warrants had been exercised immediately prior to the record date for the distribution or, in the absence of a record date, immediately prior to the date of the distribution.

(h) OTHER CHANGE. If the Corporation takes any action with respect to its shares of Common Stock, other than as set forth in this Agreement, which would adversely affect the rights of the holder(s) of the Warrants, then the Shares shall be changed in a manner which is equitable under the circumstances. Unless the context otherwise indicates, all references to shares of Common Stock in this Agreement and the Warrants shall, in the event of a change under this
Section 4, be deemed to refer to any other securities or property included in the Common Stock pursuant to the change.

(i) FORM OF WARRANTS. The form of the Warrants need not be changed due to any change pursuant to this Section 4, and warrants issued after a change may state the same Warrant Price and the same number of shares as is stated in the Warrants initially issued pursuant hereto.

(j) NOTICE OF ADJUSTMENT. Upon any adjustment of the Warrant Price or number of shares issuable on exercise of the Warrants pursuant to the provisions of this
Section 4, then and in each case, the Corporation shall give prompt written notice of adjustment to the Warrant Holder by certified mail, return receipt requested at the address registered with the Corporation. The notice shall set forth in reasonable detail the facts requiring the change, the Warrant Price resulting from the adjustment and the increase or decrease if any, in the number of Shares as so changed, setting forth in reasonable detail the method of calculation and the facts upon which the calculation is based. Without limiting the foregoing notice requirement, in case at any time:

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         (i) the Corporation pays any dividends payable in stock upon its Common
Stock or makes any distributions (other than regular cash dividends) to the holders of its Common Stock;

         (ii) the Corporation offers for subscription pro-rata to the holders of its Common Stock any additional shares of stock of any class or any other rights; or

         (iii) there is a capital reorganization, a reclassification of the capital stock of the Corporation, or a consolidation or merger of the Corporation with, or a sale of all or substantially all of its assets to another corporation;

then, in any or more of these cases, the Corporation shall give written notice to the Warrant Holder in the manner set forth above of the date on which (i) the books of the Corporation close or a record is taken for the dividend, distribution or subscription rights, or (ii) the reorganization, reclassification, consolidation, merger or sale takes place. The notice also shall specify the date as of which the holders of the Common Stock of record shall participate in dividend distribution or subscription rights, or shall be entitled to exchange their Common Stock for securities or other property deliverable upon the reorganization, reclassification, consolidation, merger or sale. The notice shall be given at least 30 days prior to the transaction in question and not less than 20 days prior to the record date or the date on which the Company's transfer books are closed with respect to the transaction.

5.       PROVISIONS FOR PROTECTION OF WARRANT HOLDERS.

(a) In the event of the liquidation, dissolution or winding up of the Corporation, a notice shall be filed by the Corporation with the Warrant Holder at least 60 days before the record date (which shall be specified in the notice) for determining holders of the shares of Common Stock entitled to receive any distribution upon the liquidation, dissolution or winding up. The notice must contain: (i) the date on which the transaction is to take place; (ii) the record date (which must be at least 60 days after the giving of the notice) as of which holders of Common Stock entitled to receive distributions upon the liquidation, dissolution or winding up shall be determined; (iii) a brief description of the transaction; (iv) a brief description of the distributions, if any, to be made to holders of the Common Stock as a result of the transaction; and (v) an estimate of the fair market value of the distributions. The notice shall also specify the date on which the right to exercise the Warrants shall expire. A copy of the notice shall be mailed to Warrant Holder and to each other holder of Warrants at the address(es) registered with the Corporation not more than 30 and not less than 20 days before the record date.

(b) The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock the number of shares that are from time to time sufficient to permit the exercise of all outstanding Warrants and the issuance of the Shares. If at any time the number of authorized but unissued shares of Common Stock is not sufficient for these purposes, the Corporation shall take all action that may be necessary to increase its authorized but unissued shares to the number of shares sufficient for these purposes.

(c) The Warrants may not be redeemed by the Corporation at any time.


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(d) If any of the Warrant Certificate(s) becomes lost, stolen, mutilated or destroyed, the Corporation shall issue a new Warrant Certificate(s) of like denomination, tenor and date as the Warrant Certificate(s) lost, stolen, mutilated or destroyed. Any new Warrant shall constitute an original contractual obligation of the Corporation, regardless of whether the allegedly lost, stolen, mutilated or destroyed Warrant Certificate(s) is (are) at any time enforceable by anyone.

6. REPRESENTATIONS OF THE CORPORATION.

The Corporation represents, warrants and covenants to the Warrant Holder as follows:

(a) All shares of Common Stock that may be issued upon the exercise of the Warrants shall, upon issuance, be duly and validly issued, fully paid and nonassessable, and free from all liens, encumbrances, adverse interests, claims, charges, levies, restrictions, agreements and taxes of any nature whatsoever with respect to the purchase and issuance of the Shares except only for applicable restrictions under state and federal securities laws with regard to the transferability thereof. The Corporation has done and performed all acts and things necessary to make the Warrants the valid, binding and legal obligations of the Corporation and the Warrants are the valid, binding and legal obligations of the Corporation;

(b) The Corporation is a corporation duly organized and validly existing under the laws of the State of New York, has all requisite corporate power and authority to own, operate and carry on its business and to enter into this Agreement and to perform all of its obligations hereunder and is duly qualified and in good standing in the State of New York;

(c) The Corporation has obtained all necessary authorizations and approvals from its Board of Directors required for the execution and delivery of this Agreement and all collateral documents arising out of or relating to this transaction. This Agreement has been duly executed and delivered by the Corporation and constitutes the legal, valid and binding obligation of the Corporation enforceable against the Corporation in accordance with its terms (except as may be limited by applicable bankruptcy and insolvency laws);

(d) Neither the execution and delivery of this Agreement nor any of the other instruments or documents contemplated hereby, nor the issuance of the Shares or the Warrants, nor the incurrence of the obligations herein set forth (i) will result in a violation of, or constitute a default under, the certificate of incorporation or by-laws of the Corporation, or any material obligations, agreements, covenants or conditions contained in any bond, debenture, mortgage, loan agreement, lease, joint venture or other agreement or instrument, mortgage, loan agreement, lease, joint venture or other agreement or instrument to which the Corporation is a party or by which it or any of its properties may be bound, or (ii) is in violation of any order, rule, regulation, writ, injunction, or decree of any domestic government, governmental instrumentality or court;

7.       TRANSFER AND OWNERSHIP OF WARRANTS.

(a) Title to the Warrants shall pass by delivery in the same manner as a negotiable instrument payable to bearer, accompanied by a transfer form substantially in the form annexed to the Warrant. Each holder of the Warrants may be treated by the Corporation and the Corporation's transfer agent as the absolute owner thereof for all purposes and as the person entitled to exercise the Warrants or transfer title to it.


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(b) One or more Warrants may be surrendered to the Corporation for exchange and, upon their cancellation, the Corporation shall countersign and deliver in exchange one or more new Warrants, as requested by the bearer of the cancelled Warrant or Warrants, for the same aggregate number of Shares as were evidenced by the Warrant or Warrants so cancelled. The Corporation shall give notice to the registered holders of the Warrants of any change in the address of, or in the designation of the Corporation's transfer agent.

(c) The Warrant Holder represents to the Corporation that he is acquiring the Warrants and will acquire the Shares for his own account for investment and not with a view to, or for sale in connection with, any distribution thereof. If, in the future, the Warrant Holder shall decide to dispose of the Warrants or the Shares, any such disposition shall be made only in a transaction which is exempt from registration under then applicable federal and state securities laws or pursuant to registration under such laws.

8. ASSIGNABILITY. Neither this Warrant Agreement nor any of the Warrants may be assigned by the Corporation. The Warrant Holder or any other holder(s) of the Warrants may assign this Warrant Agreement and the Warrants, in whole or in part, in compliance with applicable state and federal securities laws.

9. REGISTRATION RIGHTS. The Shares shall be entitled to customary "piggy-back" registration rights and shall be registered by the Corporation, at the Corporation's sole cost and expense, pursuant to next the registration statement or amended registration statement to be filed by the Corporation with the Securities and Exchange Commission. All of the terms of the "piggy-back" registration rights hereby afforded to the Shares shall be as set forth in Addendum A to this Warrant Agreement.

10.      MISCELLANEOUS.

(a) APPLICABLE LAW. The validity, interpretation and performance of this Agreement and of the Warrants shall be governed by the internal laws of the State of New York.

(b) AGREEMENT. Copies of this agreement shall be available at the office of the Corporation for examination by the Warrant Holder and all holder(s) of any of the Warrants.

(c) NOTICES AND DEMANDS. Any and all notices, demands or other communications provided for in this Agreement shall be given in writing and by registered or certified mail, postage prepaid, return receipt requested, or by hand delivery with receipt of delivery acknowledged, or by a recognized overnight courier service furnishing evidence of delivery, addressed as follows:

  To the Corporation:     Financial Performance Corporation
                          335 Madison Avenue
                          8th Floor
                          New York, New York 10017
                          Attention: William F. Finley
                                     President

  To the Warrant Holders: at the address of each Warrant Holder on file with the
                          Corporation






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(d) ASSIGNS. The term "Warrant Holder" as used in this Agreement shall, unless otherwise specifically indicated, mean and include the Warrant Holder, all assignees of the Warrant Holder and all future holder(s) of any of the Warrants.

(e) NO MODIFICATIONS. This agreement shall not be changed, modified or amended except by a writing signed by the party to be charged, and this agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged.

(f) NO WAIVER. It is agreed that a waiver by any party of a breach of any provision of this agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

(g) FURTHER PERFORMANCE. The Corporation agrees to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this agreement.

(h) COUNTERPARTS. This agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

In witness whereof, this Agreement has been duly executed on behalf of the Corporation hereto the day, month and year first above written.

Witness:                                  Financial Performance Corporation



________________________                  By: /s/
                                              ______________________________
                                                William F. Finley
                                                 Its: President


________________________                  By: /s/
                                              ______________________________
                                                 Richard Levy
                                                 Its:  Secretary



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                                   SCHEDULE A


      Name of Warrant Holder                        No. of Warrants Issued

      Duncan G. Burke                                        100,000

      Richard Levy                                           100,000

      Ottavio Serena                                         200,000

      Gary S. Friedman                                       100,000

      Charlotte Tuck                                          50,000




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                         ADDENDUM A TO WARRANT AGREEMENT
                               REGISTRATION RIGHTS


         A. REGISTRATION RIGHTS. If and at such time that the Company shall next elect to file with the Commission a registration statement under the Securities Act with the Commission covering any of the Company's securities, the Company shall use its best efforts to effect the registration of the shares of the Company's common stock underlying the warrants which are the subject of this Warrant Agreement pursuant to such registration statement as more particularly provided in this Annex A (all of such shares being registered are hereinafter referred to as the "Registrable Securities").

         B. REGISTRATION PROCEDURES. If and whenever the Company is required to use its best efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Section A, the Company will:

                  (k) prepare and file with the Commission a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective as promptly as reasonably practicable;

                  (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement until the earlier of (a) such time as all of such Registrable securities have been disposed of in accordance with the intended methods of disposition by the Warrant Holder who shall sell or offer to sell any Registrable Securities pursuant to such registration statement (hereinafter, a "Selling Stockholder") set forth in such registration statement or (b) the expiration of nine (9) months after such registration statement becomes effective;

                  (iii) furnish to each Selling Stockholder, without charge, such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus), in conformity with the requirements of the Securities Act, such documents incorporated by reference in such registration statement or prospectus, and such other documents as a Selling Stockholder may reasonably request;

                    (iv) use its best efforts to register or qualify all Registrable Securities covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as a Selling Stockholder (or in an underwritten offering, the managing underwriter) shall reasonably request, and do any and all other acts and things which may be necessary or advisable to enable the Selling Stockholder to consummate the disposition in such jurisdictions of his Registrable Securities covered by such registration statement, except

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                           that the Company shall not for any such purpose be
                           required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it is not so qualified, or to subject itself to taxation in any such jurisdiction, or to consent to general service of process in any such jurisdiction;

                  (v) promptly notify the Selling Stockholder, at any time when a prospectus related thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statement therein not misleading in light of the circumstances then existing, and at the request of such Selling Stockholder prepare and furnish a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

           The Company may require the Selling Stockholder to furnish the Company such reasonable information regarding the Selling Stockholder and the distribution of his Registrable Securities as the Company may from time to time reasonably request and as shall be required by law or by the Securities and Exchange Commission in connection therewith.

           C. COMPANY'S INDEMNIFICATION. In the event of any registration of any Registrable Securities of the Company under the Securities Act, the Company will, and hereby does, indemnify and hold harmless, the Selling Stockholder, and each other person, if any, who controls the Selling Stockholder within the meaning of the Securities Act against any losses, claims, damages, liabilities and expenses, joint or several, to which the Selling Stockholder may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings or investigations in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus included therein, or any amendment or supplement thereto, or any document incorporated by reference therein, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation by the Company of any securities laws, and the Company will reimburse the Selling Stockholder for any legal or any other expenses reasonably incurred by him in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, however, that the Company shall not be liable to the Selling Stockholder, director, officer, participating person or controlling person in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written



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information furnished to the Company in an instrument executed by or under the direction of the Selling Stockholder, for use in the preparation thereof. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Selling Stockholder and shall survive the transfer of such Registrable Securities by the Selling Stockholder.

           D. STOCKHOLDERS' INDEMNIFICATION. The Company may require as a condition to including any Registrable Securities in any registration statement filed pursuant to Section A, that the Company shall have received an undertaking satisfactory to it from the Selling Stockholder and the underwriters, if the offering is underwritten, to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section C) the Company, each director of the Company, each officer of the Company who shall sign such registration statement, the attorneys for the Company and each other person, if any, who controls the Company within the meaning of the Securities Act, with respect to any statement in or omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus included therein, or any amendment or supplement thereto, but only if such statement or omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed or provided by the Selling Stockholder. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any such director, officer, attorney or controlling person and shall survive the transfer of such Registrable Securities by the Selling Stockholder.

           E. INDEMNIFICATION MECHANISM. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in either Section C or D, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under Section C or D, as is applicable, except to the extent that the indemnifying party's liabilities and obligations are increased as a result of such failure to give notice. In case any such action is brought against an indemnified party, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof unless (i) the indemnifying party shall have failed to retain counsel for the indemnified party as aforesaid, (ii) representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other person represented by such counsel in such proceeding, or (iii) the indemnified party shall have reasonably concluded that there may be legal defenses available to it which are different from or additional to those available to the indemnifying party (in which case the indemnifying party shall not have the right to direct the defense of such action on behalf of the indemnified party). In the circumstances described in subsection (ii) and (iii), the Company shall pay for the reasonable legal or other expenses of no more than one separate counsel. No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation. The indemnifying party shall not be liable for any settlement of any proceeding



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


effected without the written consent of such indemnifying party, but if settled with such consent or if there shall be a final judgment for the plaintiff, the indemnifying party agrees to indemnify each indemnified party from and against any loss or liability by reason of such settlement or judgment.

           F. OTHER INDEMNIFICATION. Indemnification similar to that specified in Section C and Section D (with appropriate modifications) shall be given by the Company and the Selling Stockholder with respect to any required registration or other qualification of such Registrable Securities under any federal or state law or regulation or governmental authority other than the Securities Act.

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